UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 23, 1998


                          Commission file number 1-655


                               MAYTAG CORPORATION


A Delaware Corporation        I.R.S. Employer Identification No. 42-0401785


403 West Fourth Street North, Newton, Iowa 50208


Registrant's telephone number:  515-792-7000





                                       N/A
         (Former name or former address, if changed since last report.)





















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Item 5.  Other Events

     On March 23, 1998, Maytag Corporation issued a press release indicating it expects first quarter 1998 sales to exceed first quarter 1997 sales by as much as 25 percent and expects results for the first quarter of 1998 to be much better than the current earnings per share consensus estimate of financial analysts published by First Call.
     A copy of the Company's press release issued March 23, 1998 is attached as
Exhibit 99(a) and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)Exhibits.

     The exhibits accompanying this report are listed in the accompanying
Exhibit Index.











































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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              Maytag Corporation
                                   (Registrant)

                              By:   s/s G. J. Pribanic
                                    G. J. Pribanic
                                    Chief Financial Officer



     March 23, 1998
       (Date)









































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                                  EXHIBIT INDEX

                    The following exhibit is filed herewith.


Exhibit No.         Exhibit

    99(a)           Press Release.



















































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